1st Quarter 2020 Financial Results Presentation April 30, 2020 Exhibit 99.2

INDIVIDUAL CLIENTS & COMMUNITIES Firm, executive, and leadership support of international, national, and neighborhood organizations supporting health and wellness, frontline workers, and economic relief to those impacted by the pandemic Ongoing delivery of investment advice in rapidly changing environment; client communication and conference calls with CIO Office; thought leadership; messaging to clients and associates, etc. Digital account access across business lines – clients access assets, cash, loans, research, and advisor online and through mobile apps Consultative conversations with clients via phone and video Responding to COVID-19 Associates Maintained continuous communications with our associates Committed to supporting our human capital – our associates – through pandemic Expanded access to wellness and healthcare remotely Supporting associates technical needs and factors of working from home Continuing to hire new associates and maintaining commitments to advisor recruits in hiring process Implementing plans to move minimum hourly pay levels in the majority of U.S. markets ranging from $15-20 per hour Honoring the full financial commitment to summer interns who will have a truncated experience Maintaining commitments to vendor partners INFRASTRUCTURE & response MANAGEMENT Active business continuity and disaster response team implemented pre-tested contingency plans with very little disruption Rolling implementation of quarantine in coordination with national and local jurisdictional guidance Maintaining critical business functions Video meeting capabilities for remote teams across business lines and geography Expanded trading from offices 8 major cities in Europe and North America to 183 locations without losing connectivity, functionality, and efficiency Nimble: Stifel’s ability to react and respond to changing business environment Small business, commercial & Institutional Clients Stood up solution to provide clients access to CARES Act resources including Paycheck Protection Program (PPP) loans from the SBA Committed up to $1 billion in PPP loan financing Extended $241 million to commercial clients through loan draws COVID-19 series of Reports and Surveys from Research department and leading experts Providing liquidity to clients through a strong and stable platform Bookrunner on $55.5 billion in capital for clients through debt and equity markets in 1Q20

Global Wealth Management Continues Profitable Growth First Quarter Snapshot 1Q20 Results millions, except per share and ratios HIGHLIGHTS NET REVENUES GAAP $913.0 NON-GAAP $913.2 NET EARNINGS GAAP $81.7 NON-GAAP $91.9 EPS GAAP $1.07 NON-GAAP $1.20 ANNUALIZED ROE GAAP 10.0% NON-GAAP 11.2% ANNUALIZED ROTCE GAAP 17.4% NON-GAAP 19.5% BOOK VALUE PER SHARE $46.13 Diversity of Institutional Group Drives Second Highest Quarterly Revenue Credit Quality at Stifel Bank Remains Strong Named Investment Bank of the Year by Mergers & Acquisitions Magazine Continued to Attract High Quality Financial Advisors Record Equity & Fixed Income Brokerage Revenue

  FINANCIAL RESULTS     millions 1Q20 VS 1Q19     Global Wealth Management $ 583 14%     Institutional 332 27%     Other (2) -     Net revenues 913 19%     Compensation expense1 539 19%     Operating expense 195 16%     Earnings before special items 179 21%     Provision for loan loss 19 731%     Additional compensation accrual2 32 -     Pre-tax income 129 -12%     Taxes 32 -18%     Net income 97 -9%     Preferred dividends 5 107%     Net income available to common shareholders 92 -12%     Diluted EPS $ 1.20 -9%     Compensation ratio 62.5% 350 bps     Non-compensation ratio 23.4% 130 bps     Pre-tax provision margin 16.1% -310 bps     Pre-tax operating margin 14.1% -490 bps     Book value per share 46.13 7%     Tangible book value per share 26.58 >1%     ROTCE 19.5% -330 bps   First Quarter Results FIRST QUARTER HIGHLIGHTS Record Revenue First quarter Non-GAAP Net Revenue of $913 million, up 19% Y/Y. Global Wealth Management Net Revenue of $583 million, up 14% Y/Y. Asset Management & Service Fees of $238 million, up 22% Y/Y Institutional Equity Brokerage Revenue of $70 million, up 81% Y/Y Institutional Fixed Income Brokerage Revenue of $100 million, up 48% Y/Y Repurchased 1.1 million share of common stock at an average price of $49.74 Non-GAAP annualized return on average tangible common shareholders’ equity was 19.5% The Board of Directors declared a $0.17 quarterly dividend per share, an increase of 13% from the prior quarter 1 Before provision for loan loss and additional comp. 2 Amount in excess of 59%

  GLOBAL WEALTH MANAGEMENT REVENUE     millions 1Q20 VS 1Q19   Brokerage $ 180 17% Asset Management & Service Fees 238 22% Investment Banking 10 26% Net Interest 139 -5% Other 16 89%   Total Global Wealth Management Net Revenues $ 583 14%   Comp. Ratio 51.2% 270 bps Non-Comp. Ratio 15.5% 210 bps Provision for loan loss $19 731% Pre-tax Pre-provision Margin 36.1% -240 bps Pre-tax Margin 33.3% -480 bps         Financial Advisor & Client Asset Metrics   millions 1Q20 VS 1Q19 Financial Advisors 2,130 3% Independent Contractors 94 -5% Total Financial Advisors 2,224 3% Client AUA $ 276,627 -8% Fee-based Client Assets 93,633 -6% Private Client Fee-based Client Assets 80,617 10% HIGHLIGHTS Record Net Revenue of $583 million, up 14% Y/Y Record Brokerage Revenue of $180 million, up 17% Y/Y Record Asset Management & Service Fees of $238 million, up 22% Y/Y Recruited 26 Financial Advisor with total Trailing Twelve Month production of $20 million. Completed Sale of Ziegler Capital Management LLC, which reduced Fee-based Client Assets by $9 billion as of March 31, 2020 Global Wealth Management

Wealth Management Metrics

STIFEL

RECRUITING DRIVES REVENUE GROWTH



$160
$140
$120
$100
$80
$60
$40
$20
$0
millions
200
180
160
140
120
100
80
60
40
20
Financial Advisors
$31
$67
$82
$119
$138
T-12 Cumulative Production
Cumulative Gross FAs

DYNAMIC BUSINESS

- 85% of FAs joined Stifel in past 10 years came through organic recruiting, 15% through acquisitions
- Recruiting remotely during pandemic
- Growth of average AUM
- Adding capabilities that attract FAs and differentiate Stifel
    - Stifel Wealth Tracker
    - CIO Office & behavioral finance practice
    - OurCrowd access to early-stage venture sponsors

EFFICIENT BUSINESS MODEL

- Advisors are empowered to do what is right for their clients
- Product-neutral compensation – not motivated by comp to use specific products or services
- Product desks are not layered profit centers
- Minimal management – supervisory function is centralized for efficiency and neutral approach
- Advisors have direct access to knowledgeable home office associates to collaboratively deliver services to clients

TECHNOLOGY TO SUPPORT ADVICE-BASED MODEL

- Stifel Wealth Tracker – online and mobile app: / free/ secure / smart aggregation / budgeting tools / advice when you want it / understand the markets / understand your complete financial picture
- Performance reporting tools – enhanced platform-wide capabilities with key vendor partners collaborating
- Cash management and digital banking capabilities in WM platform, including client mobile app
- Video meetings, centralized technology support

STIFEL | Quarterly Earnings Report 5

Institutional Group

STIFEL

INSTITUTIONAL REVENUE

millions	1Q20	VS 1Q19
Advisory	$ 76	-27%
Capital Raising	93	91%
Brokerage	170	60%
Total Institutional Revenue[1]	**$ 332**	**27%**
Comp. Ratio	62.0%	100 bps
Non-Comp. Ratio	25.4%	-130 bps
Pre-tax Margin	12.6%	30 bps

[1] Includes net interest, asset management and service fees, and other income

HIGHLIGHTS

- Second Strongest Quarterly Revenue of $332 million, up 27% Y/Y
- Record Institutional Brokerage of $170 million, up 60% Y/Y
- Capital Markets Revenue of $93 million, up 91% Y/Y
- First full quarter contributions from MainFirst & GMP
- Pre-tax margin of 12.6%, up 30 bps Y/Y
- Balanced business mix between equities and fixed income

RESEARCH

- Largest U.S. Equity Research platform, Largest Global Small Cap Platform, & 9th Largest Global Provider of Research Coverage (Stifel & KBW)
  - 2,069 global stocks under coverage with 152 analysts across 15 sectors
  - Top 10 global subsector coverage in: Consumer, Energy, Financials, Healthcare, Industrials, Technology, & Transportation
  - Stifel ranked #1 Broker for North American Non-Deal Roadshows in 2019 (IR Magazine)
- During the quarter, Stifel/KBW global research published over 350 multi-company COVID-19 related notes.
  - Over 300,000 total reads, top 10 notes averaging over 4,900 reads-term" and "Long-term" shopping list publications have had almost 3,500 and over 10,000 hits, respectively.

NET REVENUE AND MARGIN



18%
15%
12%
9%
6%
3%
0%
Pre-tax Margin
$450
$300
$150
$0
Net Revenue (mil.)
12.3%
14.5%
16.8%
14.2%
12.6%
$261
$271
$290
$392
$332
1Q19
2Q19
3Q19
4Q19
1Q20

STIFEL | Quarterly Earnings Report

6

  Institutional FIXED INCOME Revenue     millions 1Q20 VS 1Q19     Brokerage $ 100 48%     Capital Raising 33 58%     Total Fixed Income $ 133 50%   highlights Record Brokerage Revenue Surpassed Prior Record by 19% (1Q16) Activity Levels in April down from March but Tracking Higher than 2Q19 Lead Managed 167 Negotiated Municipal Offerings Institutional Equities & Fixed Income Institutional Equities TABLE   Institutional EQUITIES Revenue     millions 1Q20 VS 1Q19     Brokerage $ 70 81%     Capital Raising 60 116%     Total Equities $ 130 95%   highlights Brokerage Revenue Surpassed Prior Record by 4% (4Q14) Activity levels in April down from March & More inline with Prior Expectations Third Highest Capital Raising Quarter Despite Market Volatility

Investment Banking Revenue

STIFEL

INVESTMENT BANKING REVENUE

millions		1Q20	VS 1Q19
Capital raising:			
Equity	$	64,774	98%
Debt		38,622	60%
Total capital raising		**103,396**	**82%**
Advisory fees		76,072	-28%
Total investment banking revenue	**$**	**179,468**	**11%**

HIGHLIGHTS

- On record revenue pace through February
- Strongest Verticals were Healthcare, Industrials, and Financials
- Completed two 144A offerings
- Increased engagement for Miller Buckfire through existing Stifel relationships
- Expanding expertise across geographies and sectors – healthcare, technology, software, KBW, and innovation community



STIFEL NAMED INVESTMENT BANK OF THE YEAR
SF LISTED NYSE
STIFEL

by Mergers & Acquisitions Magazine

REVENUE



$300
$250
$200
$150
$100
$50
$-
$162
$57
$105
$180
$97
$83
$199
$94
$105
$277
$122
$155
$179
$103
$76
1Q19
2Q19
3Q19
4Q19
1Q20
Advisory
Capital raising

STIFEL | Quarterly Earnings Report

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CONDENSED NET INTEREST INCOME       1Q20 Y/Y Change       Average Balance Average Interest Rate Average Balance Average Interest Rate     Interest-bearing cash & fed funds sold $ 932 1.58% -17% -120 bps   Investment Portfolio 6,388 3.01% -12% -61 bps   Loans 10,360 3.67% 15% -48 bps   Total interest-interest earning assets $ 20,596 3.13% 0% -58 bps   Deposits 15,378 0.25% 1% -48 bps   Other interest-bearing liabilities 3,327 1.78% 6% -95 bps   Total liabilities $ 18,705  0.52%  2%   -55 bps   Net interest income 2.66%     Net Interest Income Net Interest commentary 1Q20 NII comes in within previous guidance range, but negatively impacted by rate environment Interest Earning Asset were flat year-on-year but increased sequentially due to higher cash & loan balances 2Q20 Guidance: NII Guidance: $115 – 125 million NIM Guidance: 255 – 265 bps NET INTEREST INCOME

CLO BY MAJOR SECTOR Healthcare & Pharmaceuticals 10.67% High Tech Industries 9.62% Services: Business 8.13% Banking, Finance, Insurance & Real Estate 7.39% Telecommunications 5.41% Media: Broadcasting & Subscription 4.80% Hotel, Gaming & Leisure 4.48% Services: Consumer 3.64% Chemicals, Plastics & Rubber 3.57% Beverage, Food & Tobacco 3.42% Construction & Building 3.25% Capital Equipment 3.07%   INVESTMENT PORTFOLIO   millions Total Portfolio % of Portfolio CLOs $ 4,399 67.20% Agency MBS 807 12.33% Corporate Bonds 741 11.32% SBA 306 4.67% Student Loan ARS 156 2.38% CMBS 108 1.65% Other 29 0.44%  Total $ 6,546 100.00% HIGHLIGHTS AAA /AA CLOs with a Portfolio Credit Enhancement of 28.7% 87% of CLO Collateral is BB/B Using Severely Adverse Default Expectations Results in Remaining Credit Enhancement of 17.1% Limited Exposure to Hotel, Gaming, & Leisure and Energy Verticals Investment Portfolio & CLOs

LOAN PORTFOLIO millions 1Q20 %of Total Portfolio Residential Real Estate $ 3,495 34.41% Securities Based Lending 1,945 19.15% Home equity lines of credit 57 0.57% Other loans 31 0.30% Unsecured 2 0.02% Total Consumer $ 5,531 54.45% Commercial Real Estate 400 3.94%   Commercial 3,814 37.55%     Construction and land 412 4.06%     Total Commercial $ 4,626 45.55%     Total Loan Portfolio 10,157 100%     Unfunded Commitments $ 1,423 14%   Total1 $ 11,580 HIGHLIGHTS Lending facilities for Stifel WM and Institutional clients, as well as banking relationships outside of Stifel Over 50% of the loan portfolio is to Wealth Management clients Diversity of geographic, sector, business phase, and loan type enhances stability in various markets; low NPLs historically Limited exposure to the Energy Industry as well as to the Hotel, Leisure, Entertainment & Restaurant Industry which on a combined basis is less than 5% of our SBI loans. Stifel Bancorp Inc. Loan Portfolio COMMERCIAL PORTFOLIO BY SECTOR Industrials $721 7.10% Financials $563 5.54% Information Technology $529 5.21% Consumer Discretionary $516 5.08% Hotel, Leisure, Entertainment, Restaurants $465 4.58% Materials $269 2.65% Consumer Staples $265 2.61% REITs $246 2.42% Health Care $171 1.68% Telecom Services $51 0.50% Energy, Utilities $19 0.19% Total $3,814 37.55% 1 Total excludes $571 million of loans classified as held for sale

CECL Impact assumptions Moody’s forecast: 40% Baseline (sudden sharp recession) 30% Downside (double dip recession) 30% Upside (near term growth) Forecast update for most recent scenarios Includes significant economic shock in 2Q and 3Q, followed by slow, sustained recovery Reserve build driven by COVID-19 recessionary assumptions   Portfolio ALL 12/31/2019 CECL Adoption - Opening BS Adj. 1/1/2020 Q1'20 Portfolio Activity Q1'20 Economic Factors CECL Reserve 3/31/2020 CECL Reserve %1 Total $ 97,123,079 $ 10,378,707 $ 1,946,808 $ 14,254,599 $ 123,684,780 1.21% CECL 1Q20 FACTORS 1 CECL Loan Loss Reserve: Consumer 0.43% Commercial 1.52%

  NON-GAAP EXPENSES & PRE-TAX INCOME     millions 1Q20 VS 1Q19     Compensation $ 571 26%   Ex. IB gross up & loan loss provision 187 18% Provision and IB gross up 27 141%   Non-compensation 214 26%     Pre-tax Income $ 129 -12%   GAAP to Non-GAAP Reconciliation for 1Q2020 millions 03/31/20 GAAP Net Income $ 86,589 Preferred Dividend 4,844 Net Income available to common Shareholders $ 81,745 Total Non-GAAP Adjustments, after tax $ 10,188 Non-GAAP Net Income Available to Common Shareholders $ 91,933 Expenses * For reconciliation of GAAP to non-GAAP expenses, refer to our first quarter 2020 earnings release. 62.5%

Capital & Liquidity Millions HIGHLIGHTS Significant Increase in Sweep Balances During 1Q20 Balance Sheet Growth due to Higher Cash Balances and Loan Draws No longer Projecting any Further Balance sheet Growth in 2Q20 Expect Tier 1 Leverage Ratio to trend back to 10% in future quarters

Q&A

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see Item 8.01 of the Company’s Report on Form 8-K dated April 30, 2020 and “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Use of Non-GAAP Financial Measures The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the three months ended March 31, 2020. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of ongoing business.. A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.